UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22693

ClearBridge Energy MLP Total Return Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

FORM N-Q

AUGUST 31, 2017

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited)	August 31, 2017

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 124.3%
Diversified Energy Infrastructure - 29.1%
Energy Transfer Partners LP	2,241,037	$42,602,114
Enterprise Products Partners LP	2,305,873	60,114,109
Genesis Energy LP	1,194,610	31,896,087
Plains GP Holdings LP, Class A Shares	428,465	9,631,893

Total Diversified Energy Infrastructure		144,244,203

Gathering/Processing - 25.8%
Antero Midstream Partners LP	242,379	8,185,139
Blueknight Energy Partners LP	323,480	1,860,010
DCP Midstream LP	500,638	16,075,486
Dominion Energy Midstream Partners LP	365,680	10,476,732
Enable Midstream Partners LP	1,101,501	16,401,350
EnLink Midstream Partners LP	1,399,830	22,719,241
Hess Midstream Partners LP	233,000	4,906,980
Noble Midstream Partners LP	203,800	9,817,046
Rice Midstream Partners LP	563,839	11,699,659
Summit Midstream Partners LP	370,930	7,808,076
Western Gas Partners LP	351,010	17,929,591

Total Gathering/Processing		127,879,310

General Partner - 1.0%
Tallgrass Energy GP LP	185,570	4,988,122

Global Infrastructure - 8.4%
Brookfield Infrastructure Partners LP	938,293	41,406,870

Liquids Transportation & Storage - 32.9%
Buckeye Partners LP	607,890	34,765,229
Delek Logistics Partners LP	364,688	11,432,969
Enbridge Energy Partners LP	1,372,810	20,907,896
Holly Energy Partners LP	197,340	6,441,178
Magellan Midstream Partners LP	577,580	38,923,116
NuStar Energy LP	456,210	18,471,943
PBF Logistics LP	628,112	13,724,247
Plains All American Pipeline LP	837,736	18,145,362

Total Liquids Transportation & Storage		162,811,940

Natural Gas Transportation & Storage - 11.2%
Spectra Energy Partners LP	84,000	3,723,720
TC Pipelines LP	234,335	12,330,707
Williams Partners LP	1,002,432	39,495,821

Total Natural Gas Transportation & Storage		55,550,248

Oil/Refined Products - 8.0%
Andeavor Logistics LP	22,000	1,094,500
MPLX LP	536,040	18,396,893
Shell Midstream Partners LP	260,790	7,216,059
VTTI Energy Partners LP	657,153	12,748,768

Total Oil/Refined Products		39,456,220

Propane - 2.7%
AmeriGas Partners LP	153,370	6,654,724
Suburban Propane Partners LP	281,767	6,976,551

Total Propane		13,631,275

Refining - 1.2%
Western Refining Logistics LP	222,690	5,789,940

See Notes to Schedule of Investments.

1

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY		SHARES/UNITS	VALUE
Shipping - 4.0%
Golar LNG Partners LP		334,310	$7,348,134
KNOT Offshore Partners LP		522,011	12,293,359

Total Shipping			19,641,493

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $558,967,358)			615,399,621

		SHARES
COMMON STOCKS - 17.2%
ENERGY - 15.2%
Oil, Gas & Consumable Fuels - 15.2%
ONEOK Inc.		707,264	38,305,418
SemGroup Corp., Class A Shares		445,505	11,449,479
Targa Resources Corp.		573,670	25,568,472

TOTAL ENERGY			75,323,369

INDUSTRIALS - 2.0%
Transportation Infrastructure - 2.0%
Macquarie Infrastructure Corp.		134,930	10,049,586

TOTAL COMMON STOCKS (Cost - $67,320,513)			85,372,955

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $626,287,871)			700,772,576

	RATE
SHORT-TERM INVESTMENTS - 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost - $14,255,177)	0.910%	14,255,177	14,255,177

TOTAL INVESTMENTS** - 144.4% (Cost - $640,543,048)			715,027,753
Mandatory Redeemable Preferred Stock, at Liquidation Value - (2.8)%			(14,000,000)
Liabilities in Excess of Other Assets - (41.6)%			(205,972,051)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$495,055,702

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

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Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$615,399,621	—	—	$615,399,621
Common Stocks	85,372,955	—	—	85,372,955

Total Long-Term Investments	700,772,576	—	—	700,772,576

Short-Term Investments†	14,255,177	—	—	14,255,177

Total Investments	$715,027,753	—	—	$715,027,753

†	See Schedule of Investments for additional detailed categorizations.

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ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Total Return Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2017